                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          ALLIANCE MONEY MARKET PORTFOLIO

     The subaccount's standardized yield for the seven day period ended December 31, 1998 was computed by dividing 1 by the unit price for December 24, 1998, then multiplying this by the unit price on December 31, 1998 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1998 was as follows:

     ((1 / 11.338939) x 11.347706) -1 = .000773 - Base Period Return

     .000773 x (365 / 7) = .0403 or 4.03%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1998 was as follows:

                  365/7
     (.000931 + 1)       -1 = .0411 or 4.11%

     Date                   Unit Price
     ------                 ------------
     12/24/98               11.338939
     12/31/98               11.347706

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          ALLIANCE INTERNATIONAL PORTFOLIO


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                   Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                              Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                      Total Return
          ----------------                  -----------------
          $1,095.44                         $1,095.44 - $1,000
                                            ------------------- = 9.54%
                                                   $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,157.50 - $1,000
     ------------------- =  15.75%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,095.44/$1,000 - 1 = 9.54%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,157.50/$1,000)        - 1 = 5.14%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      ----------
     02/01/96        $10.000
     12/31/96         10.517
     12/31/97         10.818
     12/31/98         12.175

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         ALLIANCE PREMIER GROWTH PORTFOLIO


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                              Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                     Total Return
          -------------                   -----------------
          $1,443.14                       $1,443.14 - $1,000
                                          ------------------- = 44.31%
                                                $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $2,257.10 - $1,000
     ----------------------- =  125.71%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,443.14/$1,000 - 1 = 44.31%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,257.10/$1,000)       - 1 = 32.15%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     02/01/96        $10.000
     12/31/96         11.804
     12/31/97         15.729
     12/31/98         23.171

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         AMERICAN CENTURY VP BALANCED FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                  Total Return
          -------------                 -----------------
          $1,122.54                     $1,122.54 - $1,000
                                        ------------------- = 12.25%
                                              $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,396.71 - $1,000
     ----------------------- =  39.67%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,122.54/$1,000 - 1 = 12.25%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,396.70/$1,000)       - 1 = 12.12%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     2//01/96        $10.000
     12/31/96         10.973
     12/31/97         12.639
     12/31/98         14.567

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                   AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                              Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                   Total Return
          -------------                  -----------------
          $943.95                        $943.95 - $1,000
                                         ------------------ = -5.60%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $822.50 - $1,000
     ----------------------- =  -17.75%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $943.95/$1,000 - 1 = -5.60%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                     1/2.92
     ($822.50/$1,000)       - 1 = -6.47%

     Unit Value Information
     ----------------------------

                       Unit
        Date           Value
     ----------       --------
     12//01/96        $10.000
     12/31/96           9.412
     12/31/97           9.061
     12/31/98           8.825

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED HIGH INCOME BOND FUND II

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [(($7,650))                6
                2 * {  ------------------------  + 1]  - 1} = 2.49%
                       [((291,909 * 12.720))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                     Total Return
          -------------                    -----------------
          $992.43                          $992.43 - $1,000
                                           ------------------ = -.76%
                                                 $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,212.00 - $1,000
     -------------------- =  21.20%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $992.43/$1,000 - 1 = -.76%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,212.00/$1,000)       - 1 = 6.81%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      ----------
     02/01/96        $10.000
     12/31/96         10.978
     12/31/97         12.441
     12/31/98         12.720

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             FEDERATED UTILITY FUND II


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                               Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                    Total Return
          ------------                    -----------------
          $1,104.69                       $1,104.69 - $1,000
                                          ------------------- = 10.47%
                                                $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,477.50 - $1,000
     -------------------- =  47.75%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,104.69/$1,000 - 1 = 10.47%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,477.50/$1,000)       - 1 = 14.30%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     --------        --------
     02/01/96        $10.000
     12/31/96         10.748
     12/31/97         13.550
     12/31/98         15.375

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED AMERICAN LEADERS FUND II


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                               Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                 Total Return
            -----------                -----------------
          $1,140.86                    $1,140.86 - $1,000
                                        ------------------ = 14.09%
                                             $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,697.70 - $1,000
     ------------------- =  69.77%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,140.86/$1,000 - 1 = 14.09%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,697.70/$1,000)       - 1 = 19.87%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     02/01/96        $10.000
     12/31/96         11.395
     12/31/97         15.012
     12/31/98         17.577

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                    FEDERATED U.S. GOVERNMENT SECURITIES FUND II

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                         [(($2,420))                  6
              2 * {  ----------------------------  + 1]  - 1} = 2.74%
                      [((93,034 * 11,473))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

          Ending Value               Total Return
          ----------------           -----------------
          $1,041.74                  $1,041.74 - $1,000
                                     ------------------- = 4.17%
                                            $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,117.30 - $1,000
     ----------------------- =  11.73%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,041.74/$1,000 - 1 = 4.17%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/1.67
     ($1,117.30/$1,000)       - 1 = 6.88%


     Unit Value Information
     ----------------------------

                       Unit
        Date           Value
     ----------      ---------
     05/01/97        $10.000
     12/31/97         10.705
     12/31/98         11.473

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        INVESCO INDUSTRIAL INCOME PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

          Ending Value                      Total Return
          ----------------                  -----------------
          $1,117.56                         $1,117.56 - $1,000
                                            -------------------- = 11.76%
                                                   $1,000
Cumulative total return since inception through December 31, 1998, is as follows:

     $1,362.80 - $1,000
     ----------------------- =  36.28%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,117.56/$1,000 - 1 = 11.76%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/1.67
     ($1,362.80/$1,000)       - 1 = 20.40%



     Unit Value Information
     ------------------------

                       Unit
        Date           Value
     ----------      --------
     05/01/97        $10.000
     12/31/97         12.137
     12/31/98         13.928

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INVESCO HEALTH SCIENCES PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

          Ending Value                   Total Return
          -------------                  -----------------
          $1,392.19                      $1,392.19 - $1,000
                                         ------------------- = 39.22%
                                                $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,535.40 - $1,000
     ----------------------- =  53.54%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,392.19/$1,000 - 1 = 39.22%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/1.67
     ($1,535.40/$1,000)      - 1 = 29.33%


     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     05/01/97        $10.000
     12/31/97         11.007
     12/31/98         15.654

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            INVESCO TECHNOLOGY PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

          Ending Value                        Total Return
          -------------                       -----------------
          $1,221.27                           $1,221.27 - $1,000
                                              -------------------- = 22.13%
                                                     $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,402.20 - $1,000
     -------------------- =  40.22%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,221.27/$1,000 - 1 = 22.13%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/1.67
     ($1,402.20/$1,000)       - 1 = 22.48%



     Unit Value Information
     ----------------------

                       Unit
        Date           Value
     ----------     ---------
     05/01/97        $10.000
     12/31/97         11.446
     12/31/98         14.322

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          LEXINGTON NATURAL RESOURCES FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                       Total Return
          ----------------                   -----------------
          $770.44                            $770.44 - $1,000
                                             ------------------- = -22.96%
                                                 $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $968.80 - $1,000
     ------------------- =  -3.12%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $770.44/$1,000 - 1 = -22.96%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                     1/2.92
     ($968.80/$1,000)       - 1 = -1.08%

     Unit Value Information
     ----------------------------

                       Unit
        Date           Value
     ----------      ----------
     02/01/96        $10.000
     12/31/96         12.051
     12/31/97         12.853
     12/31/98         10.288

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          LEXINGTON NATURAL RESOURCES FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                    Total Return
          ----------------                -----------------
          $685.66                         $685.66 - $1,000
                                          ------------------ = -31.43%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $534.00 - $1,000
     ------------------- =  -46.60%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $685.66/$1,000 - 1 = -31.43%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                     1/2.92
     ($534.00/$1,000)       - 1 = -19.33%

     Unit Value Information
     -----------------------

                        Unit
        Date            Value
     ----------       --------
     02/01/96         $10.000
     12/31/96           9.427
     12/31/97           8.300
     12/31/98           5.940

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MFS EMERGING GROWTH SERIES

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                     Total Return
          ----------------                 -----------------
          $1,305.71                        $1,305.71 - $1,000
                                           ------------------- = 30.57%
                                                  $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,777.40 - $1,000
     -------------------- =  77.74%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,305.71/$1,000 - 1 = 30.57%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,777.40/$1,000)       - 1 = 21.77%

     Unit Value Information
     ----------------------------

                       Unit
        Date           Value
     ----------      ---------
     02/01/96        $10.000
     12/31/96         11.335
     12/31/97         13.756
     12/31/98         18.374

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MFS HIGH INCOME SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                           [(($5,704))                 6
              2 * {  ----------------------------  + 1]  - 1} = 9.16%
                      [((62,060 * 12.266))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                         Total Return
          ----------------                     -----------------
          $963.84                              $963.84 - $1,000
                                               ------------------ = -3.62%
                                                    $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,166.60 - $1,000
     ----------------------- =  16.66%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $963.84/$1,000 - 1 = -3.62%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,166.60/$1,000)       - 1 = 5.42%

     Unit Value Information
     ----------------------------

                       Unit
        Date           Value
     ----------      ----------
     02/01/96        $10.000
     12/31/96         10.912
     12/31/97         12.342
     12/31/98         12.266

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          MFS WORLD GOVERNMENTS SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [(($415))                    6
              2 * {  ----------------------------  + 1]  - 1} = 1.54%
                      [((29,522 * 11.008))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                          Total Return
          ----------------                      -----------------
          $1,044.06                             $1,044.06 - $1,000
                                                ------------------ = 4.41%
                                                       $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,040.80 - $1,000
     ----------------------- =  4.08%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:


             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,044.06/$1,000 - 1 = 4.41%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,040.80/$1,000)       - 1 = 1.38%

     Unit Value Information
     ------------------------

                       Unit
        Date           Value
     ----------      --------
     02/01/96        $10.000
     12/31/96         10.412
     12/31/97         10.249
     12/31/98         11.008

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          MONTGOMERY EMERGING MARKETS FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                     Total Return
          ----------------                 -----------------
          $591.83                          $591.83 - $1,000
                                           ------------------- = -40.82%
                                                 $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $594.60 - $1,000
     ------------------ =  -40.54%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $591.83/$1,000 - 1 = -40.82%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                     1/2.92
     ($594.60/$1,000)       - 1 = -16.31%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     02/01/96        $10.000
     12/31/96         10.636
     12/31/97         10.527
     12/31/98          6.546

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               MONTGOMERY GROWTH FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                        Total Return
          ----------------                    -----------------
          $994.64                             $994.64 - $1,000
                                              ------------------ = -.54%
                                                   $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,603.20 - $1,000
     ------------------- =  60.32%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $994.64/$1,000 - 1 = -.54%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,603.20/$1,000)       - 1 = 17.54%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      ----------
     02/01/96        $10.000
     12/31/96         12.688
     12/31/97         16.232
     12/31/98         16.632

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       NEUBERGER & BERMAN PARTNERS PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

          Ending Value                     Total Return
          ----------------                 -----------------
          $1,007.51                        $1,007.51 - $1,000
                                           ------------------- = .75%
                                                  $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,264.60 - $1,000
     -------------------- =  26.46%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,007.51/$1,000 - 1 = .75%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/1.67
     ($1,264.60/$1,000)       - 1 = 15.09%



     Unit Value Information
     ------------------------

                       Unit
        Date           Value
     ----------      --------
     05/01/97        $10.000
     12/31/97         12.478
     12/31/98         12.946

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                 NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

          Ending Value                       Total Return
          ----------------                   -----------------
          $1,009.34                          $1,009.34 - $1,000
                                             ------------------- = .93%
                                                   $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,061.10 - $1,000
     -------------------- =  6.11%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,009.34/$1,000 - 1 = .93%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/1.67
     ($1,061.10/$1,000)       - 1 = 3.62%


     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     05/01/97        $10.000
     12/31/97         10.498
     12/31/98         10.911









                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                 SAFECO EQUITY FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                        Total Return
          ----------------                    -----------------

          $1,213.00                           $1,213.00 - $1,000
                                              ------------------- = 21.30%
                                                     $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,450.50 - $1,000
     ------------------- =  45.05%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,213.00/$1,000 - 1 = 21.30%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.08
     ($1,450.50/$1,000)       - 1 = 19.58%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     12//01/96       $10.000
     12/31/96          9.779
     12/31/97         12.152
     12/31/98         15.105

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                 SAFECO EQUITY FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                   Total Return
          ----------------               -----------------
          $1,223.87                      $1,223.87 - $1,000
                                        -------------------- = 22.39%
                                              $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,463.70 - $1,000
     ------------------- =  46.37%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,223.87/$1,000 - 1 = 22.39%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.08
     ($1,463.70/$1,000)                - 1 = 17.04%

     Unit Value Information
     ----------------------------

                       Unit
        Date           Value
     ----------      --------
     12//01/96       $10.000
     12/31/96          9.779
     12/31/97         12.152
     12/31/98         15.237

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              STRONG DISCOVERY FUND II

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                        Total Return
          ----------------                    -----------------
          $1,037.70                           $1,037.70 - $1,000
                                              ------------------- = 3.77%
                                                    $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,130.80 - $1,000
     -------------------- =  13.08%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,037.70/$1,000 - 1 = 3.77%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,130.80/$1,000)       - 1 = 4.30%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     2//01/96        $10.000
     12/31/96         10.058
     12/31/97         11.153
     12/31/98         11.908

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         STRONG INTERNATIONAL STOCK FUND II

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                       Total Return
          ----------------                   -----------------
          $917.95                            $917.95 - $1,000
                                             ------------------- = -8.20%
                                                 $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $797.80 - $1,000
     ------------------ =  -20.22%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $917.95/$1,000 - 1 = -8.20%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                     1/2.92
     ($797.80/$1,000)       - 1 = -7.44%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      ----------
     2//01/96        $10.000
     12/31/96         10.510
     12/31/97          9.049
     12/31/98          8.578

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            VAN ECK WORLDWIDE BOND FUND

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                         [(($1,173))                         6
              2 * {  ----------------------------  + 1]  - 1} = 1.60%
                     [((74,895 * 11.778))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                       Total Return
          ----------------                   -----------------
          $1,092.46                          $1,092.46 - $1,000
                                             -------------------- = 9.25%
                                                    $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $1,117.80 - $1,000
     ----------------------- =  11.78%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $1,092.46/$1,000 - 1 = 9.25%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                       1/2.92
     ($1,117.80/$1,000)       - 1 = 3.89%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------      --------
     12//01/96       $10.000
     12/31/96         10.294
     12/31/97         10.493
     12/31/98         11.778

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         VAN ECK WORLDWIDE HARD ASSETS FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                      Total Return
          ----------------                  -----------------
          $658.59                           $658.59 - $1,000
                                            ------------------- = -34.14%
                                                 $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

     $613.10 - $1,000
     ------------------ =  -38.69%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1998:

     $658.59/$1,000 - 1 = -34.14%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                     1/2.92
     ($613.10/$1,000)       - 1 = -15.43%

     Unit Value Information
     -----------------------

                       Unit
        Date           Value
     ----------       --------
     12//01/96        $10.000
     12/31/96           9.992
     12/31/97           9.775
     12/31/98           6.731